Exhibit 10.1

TRANSACTION AGREEMENT

THIS TRANSACTION AGREEMENT (this “Agreement”), dated as of February 25, 2022, is entered into by and among (a) IWCO Direct Holdings Inc., a Delaware corporation (“IWCO”), and each of the other entities listed on the signature pages hereto under the caption “Company Parties” (the parties set forth in this clause (a), the “Company Parties”); (b) Cerberus Business Finance, LLC, a Delaware limited liability company, in its capacities as administrative agent and collateral agent (“Agent”) under the Financing Agreement (as defined below); (c) the entities listed on the signature pages hereto under the caption “Lenders” (collectively, the “Lenders”); (d) the Lenders or their respective designees listed on the signature pages hereto under the caption “Participating Lender Purchasers” (collectively, the “Participating Lender Purchasers”); (e) Steel Connect, Inc., a Delaware corporation (“Seller”); (f) SPH Group Holdings LLC, a Delaware limited liability company (“Sponsor”); and (g) Instant Web Holdings, LLC, a Delaware limited liability company (“Buyer” and, together with the Company Parties, Agent, the Lenders, the Participating Lender Purchasers, Seller, and Sponsor, the “Parties”).

WHEREAS, the Company Parties, the Lenders and Agent are party to that certain Financing Agreement, dated as of December 15, 2017 (as amended, restated, supplemented or modified prior to the Effective Date (as defined below), the “Financing Agreement”);

WHEREAS, the Agent and the Lenders assert that the Company Parties have failed to comply with certain covenants contained in the Financing Agreement and one or more Events of Default under, and as defined in, the Financing Agreement exist and are continuing as specified in that certain Events of Default; Material Adverse Effect; Reservation of Rights Letter, dated as of January 24, 2022 (the Events of Default specified therein, together with any Events of Default with respect to any aspect of the Restructuring that is prohibited by or violates the Financing Agreement, the “Specified Events of Default”);

WHEREAS, the Parties have negotiated a restructuring of the capital structure and certain financial obligations of the Company Parties as contemplated by this Agreement (the “Restructuring”);

WHEREAS, as of immediately prior to the Parties entering into this Agreement, Seller is the sole record owner, and direct beneficial owner, of 100 shares of Class A Common Stock, par value $0.01 per share, of Parent (the “IWCO Shares”), which constitutes all of the outstanding shares of capital stock of Parent as of the Effective Date; and

WHEREAS, in connection with the Restructuring, the Parties desire to enter into the transactions and to grant the releases described herein.

NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties hereby agree as follows:

1. Restructuring Transactions; Effective Date.

(a) Upon the terms and subject to the conditions of this Agreement, effective as of the Effective Date, Seller shall transfer to Buyer, and Buyer shall acquire from Seller, all of the IWCO Shares (the IWCO Shares transferred to Buyer pursuant to this Section 1(a), collectively, the “Purchased Shares”). Seller shall convey and contribute, as applicable, the Purchased Shares to Buyer free and clear of any and all liens, pledges, restrictions, encumbrances, hypothecations or other claims of any kind or nature (collectively, “Liens”) excepting only Liens and restrictions on transfer imposed by federal and state securities laws and regulations or otherwise imposed by Buyer or any of its affiliates. The Shares shall be conveyed by Seller to Buyer by means of delivery of certificates evidencing the Shares either duly endorsed for transfer or with duly executed stock powers attached.

(b) The sale and contribution, as applicable, of the Purchased Shares to Buyer will be effective at 12:01 AM New York time on the date (such date of satisfaction, the “Effective Date”) which all of the following conditions have been satisfied:

(i) the issuance of a Subordinated Note (dated as of the Effective Date), in form and substance satisfactory to the Parties, by Instant Web LLC in favor of Seller in the original principal amount of $6,945,325.46 (the “Subordinated Note”) on account of the outstanding fees, costs, expenses and other amounts payable or reimbursable to Seller and/or its affiliates as of immediately prior to the Effective Date pursuant to that certain Intercompany Management Services Agreement, dated as of October 1, 2018, by and among IWCO, Seller and Instant Web (the “Intercompany Management Services Agreement”) and that certain Tax Sharing Agreement, dated as of December 15, 2017, by and among IWCO, Seller and Instant Web;

(ii) Agent receiving an agreement (the “Termination Agreement” and, collectively with the Subordinated Note, the “Ancillary Agreements”) (effective as of the Effective Date), in form and substance satisfactory to Agent, duly signed by Seller, Sponsor, IWCO, Steel Services Ltd. and the Company Parties forgiving and discharging in full all accrued and outstanding amounts and other obligations under, and terminating in their entirety, any agreements or other arrangements between or among any of the Company Parties, on the one hand, and Seller, Sponsor, Steel Connect and/or any of their respective affiliates (other than another Company Party), on the other hand, for the provision of any goods or services or any other payment, reimbursement or indemnification arrangements, or any tax sharing arrangements, including without limitation the Intercompany Management Services Agreement (but expressly excluding this Agreement and the Subordinated Note) and each of the other agreements set forth on Schedule 1(d)(ii) hereto;

(iii) executed written resignations from each of the individuals listed on Schedule 6 hereto resigning from the Board of Directors and Board of Managers, as applicable, of each of the Company Parties, resigning their respective positions on the Board of Directors and Board of Managers, as applicable, with the Company Parties, effective as of the Effective Date, delivered to Agent, Buyer and the Company Parties;

(iv) a properly executed affidavit, dated as of the Effective Date, in accordance with Treasury Regulation Section 1.1445 2(b)(2) and in form reasonably acceptable to Buyer and Agent, certifying that Seller is not a foreign person within the meaning of Code Section 7701 and the Treasury Regulations promulgated thereunder, delivered to Agent and Buyer; and

(v) payment by the Company Parties of the reasonable costs, fees and expenses of Seller and its affiliates (including reasonable fees and expenses of its counsel, White & Case LLP, and financial advisor, Houlihan Capital LLC) in connection with the negotiation, preparation, documentation and consummation of the Restructuring, in accordance with Section 13, in an aggregate amount not to exceed $250,000.

(c) Immediately following the consummation of the transactions contemplated hereby, the Company Parties, the Lenders and the Agent shall enter into that certain Amendment No. 3 and Limited Waiver and Consent to Financing Agreement, to be dated as of the date hereof, pursuant to which, among other things, the Agent and Lenders will waive the Specified Events of Default.

2. Releases. Upon the terms and subject to the conditions of this Agreement, the Parties hereby agree to the following, effective as of the Effective Date:

(a) For purposes of this Agreement, “Related Persons” means, with respect to any Party, such Party’s current and former, direct or indirect, affiliates, subsidiaries and parent entities, and their respective officers, directors, principals, employees, stockholders, equityholders, members, investors, managers, partners, management companies, fund advisors, representatives, agents, advisors, consultants, attorneys and other professionals, predecessors, heirs, successors and assigns; provided, however, that “Related Persons” shall (i) not in any instance include any of the Company Parties and (ii) in the case of Sponsor, include its affiliates, and funds or partnerships managed or advised by any of them (including Steel Partners LP and its subsidiaries) or any of their respective affiliates but not any portfolio company of the foregoing in this clause (ii).

(b) Effective as of the Effective Date, each of the Company Parties (on behalf of itself and its Related Persons), Participating Lender Purchasers (on behalf of itself and its Related Persons), Agent (on behalf of itself and its Related Persons), and the Lenders (on behalf of itself and its Related Persons) (collectively, the “Company and Lender Releasing Parties”) completely, conclusively, absolutely, unconditionally, irrevocably and forever releases, waives, voids, extinguishes and discharges (i) Sponsor, Seller, their respective Related Persons and (ii) the current directors and officers of the Company Parties (but not the Company Parties themselves) as of immediately prior to the Effective Date and any former directors and officers of the Company Parties (but not the Company Parties themselves) that are current or former employees of Sponsor and/or Seller (provided, in no event shall any of the individuals specified on Schedule 2 hereto be included in the foregoing subclauses (i) and (ii) (such individuals, the “Specified Former Employees”)) (subclauses (i) and (ii), collectively, the “Seller and D&O Released Parties”) from any and all claims, actions, causes of action, litigation claims, demands, debts, obligations, rights, suits, damages, losses, actions, remedies, judgments, liabilities, liens, guaranties, offsets, penalties, expenses and controversies of every nature and description whether known or unknown, foreseen or unforeseen, disputed or undisputed, secured or unsecured, liquidated or unliquidated, fixed or contingent, matured or unmatured, existing as of the Effective Date or arising hereafter, in law, at equity, by statue or otherwise, whether for tort, contract, or otherwise (collectively, “Claims”), which any Company and Lender Releasing Party (whether individually or collectively) have had, owned, held or claimed to have had, owned or against, or would be legally entitled to assert against any of the Seller and D&O Released Parties arising from or relating in any way in whole or in part to the Company Parties, the Financing Agreement or the Restructuring, any and all documents relating thereto, the negotiation or documentation thereof and any transactions contemplated thereby (collectively, the “Company and Lender Released Claims”). Notwithstanding anything to the contrary herein, the foregoing release does not apply to (and the Company and Lender Released Claims shall not include) any Claims that may arise based on (i) fraud or willful misconduct (excluding avoidance actions, fraudulent conveyance claims or other similar claims) or (ii) any act or omission, transaction, event or other occurrence or circumstance taking place after the Effective Date or any duties or obligations of any of the Seller and D&O Released Parties under or with respect to this Agreement, the Subordinated Note or any other transaction documents contemplated to be entered into in connection with the Restructuring (such other transaction documents together with this Agreement and the Ancillary Agreements, collectively, the “Restructuring Documents”). The Company Parties, Participating Lender Purchasers, Agent, and the Lenders represent to the Seller and D&O Released Parties that they have not, and to the best of their knowledge the other Company and Lender Releasing Parties have not, assigned or transferred or purported to assign or transfer any Company and Lender Released Claims or any portion thereof or any interest therein.

(c) Effective as of the Effective Date, each of Sponsor (on behalf of itself and its Related Persons) and Seller (on behalf of itself and its Related Persons) (collectively, the “Seller Releasing Parties”) completely, conclusively, absolutely, unconditionally, irrevocably and forever releases, waives, voids, extinguishes and discharges each of Agent, the Lenders, the Participating Lender Purchasers, the Company Parties and each such Parties’ respective Related Persons (excluding the Specified Former Employees in all instances) (the foregoing, collectively, the “Company and Lender Released Parties”) from any and all Claims which any Seller Releasing Party (whether individually or collectively) have had, owned, held or claimed to have had, owned or against, or would be legally entitled to assert against any of the Company and Lender Released Parties arising from or relating in any way in whole or in part to the Company Parties, the Financing Agreement or the Restructuring, any and all documents relating thereto, the negotiation or documentation thereof and any transactions contemplated thereby (collectively, the “Seller Released Claims”). Notwithstanding anything to the contrary herein, the foregoing release does not apply to (and the Seller Released Claims shall not include) any Claims that may arise based on (i) fraud or willful misconduct (excluding avoidance actions, fraudulent conveyance claims or other similar claims) or (ii) any duties or obligations of any of the Company and Lender Released Parties under or with respect to the Restructuring Documents. Sponsors and Seller represent to the Company and Lender Released Parties that they have not, and to the best of their knowledge the other Seller Releasing Parties have not, assigned or transferred or purported to assign or transfer any Seller Released Claims or any portion thereof or any interest therein.

(d) Effective as of the Effective Date, each of the Company Parties (on behalf of itself and its Related Persons) (collectively, the “Company Releasing Parties”) completely, conclusively, absolutely, unconditionally, irrevocably and forever releases, waives, voids, extinguishes and discharges each of Agent, the Lenders, and their respective affiliates, and each such person’s respective Related Persons (the foregoing, collectively, the “Lender Released Parties”) from any and all Claims which any Company Releasing Party (whether individually or collectively) have had, owned, held or claimed to have had, owned or against, or would be legally entitled to assert against any of the Lender Released Parties arising from or relating in any way in whole or in part to the Company Parties, the Financing Agreement or the Restructuring, any and all documents relating thereto, the negotiation or documentation thereof and any transactions contemplated thereby (collectively, the “Company Released Claims”). Notwithstanding anything to the contrary herein, the foregoing release does not apply to (and the Company Released Claims shall not include) any Claims that may arise based on (i) fraud or willful misconduct (excluding avoidance actions, fraudulent conveyance claims or other similar claims) or (ii) any act or omission, transaction, event or other occurrence or circumstance taking place after the Effective Date or any duties or obligations of any of the Lender Released Parties under or with respect to the Restructuring Documents. The Company Parties represent to the Lender Released Parties that they have not, and to the best of their knowledge the other Company Releasing Parties have not, assigned or transferred or purported to assign or transfer any Company Released Claims or any portion thereof or any interest therein.

(e) As to each and every Company and Lender Released Claim, Seller Released Claim and Company Released Claim released hereunder (collectively, the “Released Claims”), each Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit and protections of any law that may provide that a general release does not extend to claims which such Party does not know or suspect to exist in its favor at the time of executing the release, which, if known by such Party, might have materially affected its settlement with the other Parties. Each Party specifically waives the benefits and protections of Section 1542 of the Civil Code of California, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

Each Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to the Released Claims, which, if known at the time of signing this Agreement, may have materially affected this Agreement and such Party’s decision to enter into this Agreement, intends hereby to assume the risk of existing but as yet unknown Claims, and agrees that this Agreement shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Party understands, acknowledges, and agrees that the releases set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such releases.

(f) Each of the Parties hereby acknowledges that it has read this Agreement and has conferred with its counsel and advisors regarding this Agreement’s content, including this Section 2, and is freely and voluntarily entering into this Agreement and hereby agrees to waive and hereby waives any claim that the terms of this Agreement (including, without limitation, the releases contained herein) are invalid or otherwise unenforceable.

(g) Each of the Company and Lender Releasing Parties, Seller Releasing Parties, and Company Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any of the Seller and D&O Released Parties, Company and Lender Released Parties and Lender Released Parties, respectively, on the basis of any Released Claim. Each Party further agrees that it shall not dispute the validity or enforceability of this Agreement. If any releasing Party or any of its Related Parties (solely in their capacities as such), or any person acting for or on behalf of, or claiming through it, violate the terms of this Section 2(g), such releasing Party agrees to pay, in addition to such other damages as any released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such released Party as a result of such violation.

(h) For the avoidance of doubt, in no event shall (a) the Seller and D&O Released Parties, Company and Lender Released Parties or Lender Released Parties include any of the Specified Former Employees and (b) the Released Claims include a release by Agent or any Lender of any claim or cause of action that they may have against the Company Parties relating to the Financing Agreement, the other Loan Documents (as defined in the Financing Agreement) and the Restructuring.

3. Representations and Warranties.

(a) Each Party hereby represents and warrants to each other Party that each of the following statements is true and correct as of the Effective Date:

(i) such Party is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and has all requisite power and authority to conduct its business as it is now being conducted and is proposed to be conducted;

(ii) such Party has the requisite limited partnership, corporate, limited liability company or other organizational power, authority and legal capacity, as the case may be, to execute, deliver and perform this Agreement and each other Restructuring Document to which such Party is party and to consummate the transactions contemplated herein and therein;

(iii) such Party has the legal capacity to enter into this Agreement and each other Restructuring Document to which such Party is party and perform such Party’s obligations hereunder and thereunder;

(iv) the execution, delivery, and performance of this Agreement and each other Restructuring Document to which such Party is party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary limited partnership, corporate, limited liability company or other similar organizational action of such Party;

(v) this Agreement and each other Restructuring Document to which such Party is party has been duly executed and delivered by such Party and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies;

(vi) the execution and delivery by such Party of this Agreement and each other Restructuring Document to which such Party is party, the performance by such Party of its obligations hereunder and thereunder and the consummation of the transactions contemplated herein and therein by such Party does not and will not violate (A) any provision of its bylaws, charter, articles of association, partnership agreement, operating agreement, trust instrument or other similar document, (B) any provision of any material agreement to which it is a party or by which it is bound, or (C) any law, rule, regulation, judgment, order or decree to which it is subject, except in the cases of clauses (B) and (C) where such violation would not reasonably be expected to be material to such Party, adversely impact such Party’s ability to consummate the transactions contemplated by this Agreement and the other Restructuring Documents to which such Party is party or make any of such Party’s other representations and warranties in this Section 3 fail to be true; and

(vii) assuming that each of the representations and warranties of Buyer in Section 3(c) is true and correct, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such Party for the valid execution, delivery and performance by such Party of this Agreement or the transactions contemplated hereby.

(b) Seller hereby represents and warrants to the Participating Lender Purchasers, Buyer, Agent and the Lenders that each of the following statements is true and correct as of the Effective Date:

(i) set forth on Schedule 1(d)(ii) is a true and complete list of all contracts (whether written or oral) in effect as of immediately prior to the Effective Date only involving Seller, Sponsor or any of their respective affiliates, subsidiaries, parent entities, officers, directors, management companies, fund advisors or, to their knowledge, any of their respective other Related Persons, on the one hand, and any of the Company Parties, on the other hand;

(ii) the IWCO Shares constitute all of the outstanding and issued equity interests of IWCO and other than the IWCO Shares, there are no (A) other outstanding equity interests or voting securities of IWCO, (B) outstanding securities of IWCO convertible into or exchangeable for equity interests or voting securities of IWCO, (C) outstanding or authorized options, warrants, purchase rights, subscription rights, rights of first refusal, preemptive rights, conversion rights, exchange rights or other contracts or commitments that could require IWCO or any other Company Party to issue, sell, or otherwise cause to become outstanding any of its equity interests, (D) outstanding or authorized equity appreciation, phantom equity, profit participation or similar rights with respect to IWCO or any other Company Party or (E) outstanding bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the holders of the equity interests of IWCO may vote;

(iii) Seller has valid title to the IWCO Shares and requisite authority and right to transfer title thereto to Buyer subject to and in accordance with this Agreement, and the IWCO Shares are validly issued, fully paid and nonassessable; and

(iv) (A) except as set forth in Section 1(b)(iv), no agent, broker, financial advisor, finder or investment or commercial banker engaged by Seller or any Company Party in connection with this Agreement and any of the transactions contemplated by this Agreement is or will be entitled, directly or indirectly, to any brokerage, financial advisor, finder’s or similar fees or other commissions payable by any Company Party as a result of this Agreement or any of the transactions contemplated by this Agreement and, (B) except as set forth on Schedule 3(b)(iv)(B), no fees, costs or expenses of any nature are accrued or payable to any Company Party’s outside legal counsel, financial advisor, consultant or accountant in connection with this Agreement or any of the transactions contemplated by this Agreement.

(c) Buyer hereby represents and warrants to Seller that each of the following statements is true and correct as of the Effective Date:

(i) Buyer is an “accredited investor” as defined in Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) Buyer is acquiring the Purchased Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of any applicable law, nor with any present intention of distributing or selling the same in violation of any applicable law;

(iii) Buyer has been advised by Seller that (A) the offer and sale of the Purchased Shares to Buyer has not been registered under the Securities Act or any state “blue sky” laws; (B) the Purchased Shares may be owned indefinitely and Buyer shall continue to bear the economic risk of an investment in the Purchased Shares unless the offer and sale of the Purchased Shares is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available; and (C) there is no established market for any of the Purchased Shares and it is not anticipated that there will be any public market for the Purchased Shares in the foreseeable future;

(iv) Buyer’s financial situation is such that Buyer (A) can afford to bear the economic risk of owning the Purchased Shares for an indefinite period of time, (B) has adequate means for providing for Buyer’s current needs and personal contingencies and (C) can afford to suffer a complete loss of Buyer’s investment in the Purchased Shares;

(v) Buyer’s knowledge and experience in financial and business matters is such that Buyer is capable of evaluating the merits and risks of an investment in the Purchased Shares;

(vi) Buyer understands that the Purchased Shares are a speculative investment which involves a high degree of risk of loss of Buyer’s investment therein;

(vii) Buyer has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, Seller and IWCO and their respective representatives concerning IWCO and its subsidiaries, the organizational documents of IWCO and the terms and conditions of the acquisition of the Purchased Shares, in each case as Buyer has deemed necessary and appropriate, and has relied solely upon such independent investigation, verification, analysis, review and evaluation in determining whether to acquire the applicable Purchased Shares; and

(viii) (a) Buyer is purchasing the Purchased Shares on an “AS IS”, “WHERE IS” and “WITH ALL FAULTS” basis based solely on Buyer’s own investigation of the Purchased Shares and the Company Parties other than as set forth in this Agreement and the other Restructuring Documents and (b) neither Sponsor, Seller nor their respective affiliates have made any warranties, representations or guarantees, express, implied or statutory, written or oral, respecting the Purchased Shares, the Company Parties, the financial performance or the business of the Company Parties, or the physical condition of any assets owned by the Company Parties except as set forth in this Agreement and the other Restructuring Documents.  Buyer acknowledges that, except as set forth in this Agreement and the other Restructuring Documents, Buyer has relied, and shall rely, solely upon its own investigation of all such matters, and that Buyer assumes all risks with respect thereto except for any claims arising out of the fraud or willful misconduct of Seller.  EXCEPT AS SET FORTH IN THIS AGREEMENT, BUYER ACKNOWLEDGES AND AGREES THAT SELLER IS CONVEYING THE PURCHASED SHARES WITHOUT REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED AT COMMON LAW, BY STATUTE, OR OTHERWISE (ALL OF WHICH SELLER HEREBY DISCLAIMS), RELATING TO (I) TITLE, SUITABILITY OR ADEQUACY, (II) THE MERCHANTABILITY, DESIGN, OR QUALITY OF THE ASSETS OF THE COMPANY PARTIES, (III) THE FITNESS OF THE ASSETS OF THE COMPANY PARTIES FOR ANY PARTICULAR PURPOSE OR QUALITY WITH RESPECT TO THE BUSINESS OF THE COMPANY PARTIES AND ANY OF ASSETS OF THE COMPANY PARTIES OR THE CONDITION OF THE WORKMANSHIP THEREOF OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, (IV) ANY REAL OR PERSONAL PROPERTY OR ANY FIXTURES, (V) THE ABSENCE OF PATENT, LATENT OR REDHIBITORY VICES OR DEFECTS, (VI) THE ENVIRONMENTAL OR PHYSICAL CONDITION OF THE ASSETS OF THE COMPANY PARTIES (SURFACE AND SUBSURFACE), (VII) COMPLIANCE WITH APPLICABLE LAWS, (VIII) ANY ESTIMATES OF THE VALUE OF THE PURCHASED SHARES OR FUTURE REVENUES GENERATED IN CONNECTION WITH THE PURCHASED SHARES, (IX) CONTRACTUAL, ECONOMIC, FINANCIAL INFORMATION AND/OR OTHER DATA AND ANY RELATED ESTIMATIONS OR PROJECTIONS MADE IN SALE PRESENTATIONS OR MARKETING MATERIALS, (X) CONTINUED FINANCIAL VIABILITY, INCLUDING PRESENT OR FUTURE VALUE OR ANTICIPATED INCOME OR PROFITS, (XI) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY THIRD PARTIES, (XII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO BUYER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, (XIII) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM INTELLECTUAL PROPERTY INFRINGEMENT, MISAPPROPRIATION OR OTHER VIOLATION, OR (XIV) ANY OTHER MATTER WHATSOEVER (INCLUDING THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED TO THE BUYER), IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT BUYER WILL BE DEEMED TO BE OBTAINING THE PURCHASED SHARES IN THEIR PRESENT STATUS, AND CONDITION, “AS IS” AND WITH ALL FAULTS AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE AND BUYER IRREVOCABLY WAIVES ANY AND ALL CLAIMS IT MAY HAVE AGAINST SPONSOR, SELLER AND THEIR RESPECTIVE AFFILIATES ASSOCIATED WITH THE SAME.

4. Indemnification of Directors and Officers. For a period of six years after the Effective Date, Buyer shall cause the Company Parties to, continue in effect, and comply with, the indemnification and exculpation provisions provided by the organizational documents of the Company Parties in substantially the same form (with no modifications adverse to the directors, officers, managers and management committee members (or equivalent positions) of the Company Parties (excluding the Specified Former Employees)) as in effect as of Effective Date for the benefit of the directors, officers, managers and management committee members (or equivalent positions) of the Company Parties (excluding the Specified Former Employees) prior to the Effective Date. The provisions of this Section 4 are intended to be for the benefit of, and shall be enforceable by, each director, officer, manager and management committee member (or equivalent positions) of the Company Parties (excluding the Specified Former Employees) prior to the Effective Date and such person’s estate, heirs and representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have pursuant to applicable law, contract or otherwise.

5. Limited Indemnification.

(a) The Company Parties shall, jointly and severally, indemnify and hold harmless Sponsor, Seller and their respective affiliates (collectively, the “Andersen Claim Indemnitees”) from the civil action filed by James Andersen, former Chief Executive Officer of the Company Parties, against Seller, IWCO and Steel Partners Holdings L.P., styled Andersen v. IWCO Direct Holdings Inc., et al., Case No. 10-CV-20-960, currently pending in the Carver County, Minnesota, District Court (First Judicial District) (the “Litigation”) and, if the Company Parties elect not to defend the Litigation, shall reimburse each Andersen Claim Indemnitee for all reasonable and documented out-of-pocket expenses incurred by such Andersen Claim Indemnitee in connection with investigating, preparing, pursuing or defending the Litigation. The Company Parties shall have the right to defend the Litigation and control the defense, settlement and prosecution of the Litigation with the representation of counsel that is currently engaged (or such counsel’s successor as chosen by IWCO) regarding the Litigation, which election the Company Parties are deemed to have hereby made unless the Company Parties separately revoke such election in writing. If the Company Parties undertake to assume and control defense, settlement and prosecution of the Litigation, the Company Parties shall not agree to any settlement, compromise or discharge in respect of the Litigation unless such settlement, compromise or discharge (i) is entirely indemnifiable by the Company Parties, (ii) includes, as an unconditional term thereof, the giving by James Anderson to the Andersen Claim Indemnitees of an unconditional release from all liabilities with respect to the Litigation, and (iii) does not impose any injunctive relief or other restrictions of any kind or nature on the Andersen Claim Indemnitees. In connection therewith, (A) the Andersen Claim Indemnitees shall reasonably cooperate with IWCO and such counsel in their preparation and conduct of such defense and shall provide IWCO and its counsel with such documents and information relating thereto as IWCO or such counsel may reasonably request, and (B) if any Andersen Claim Indemnitee desires to participate in any such defense, settlement and/or prosecution of the Litigation, it may do so at its sole cost and expense. In no event shall any Andersen Claim Indemnitee consent to the entry of any judgment on or enter into any settlement with respect to the Litigation without the prior written consent of IWCO.

(b) The Company Parties shall, jointly and severally, indemnify and hold harmless (i) the Seller and D&O Released Parties from claims, actions, lawsuits, arbitrations, audits, investigations or proceedings that may be asserted against them by any creditors of the Company Parties from and after the Effective Date, (ii) Seller, Sponsor and their respective affiliates from (x) any avoidance actions, fraudulent conveyance claims or other similar claims that may be asserted against them in any voluntary bankruptcy case of any of the Company Parties and (y) from any other claims, actions, lawsuits, arbitrations, audits, investigations or proceedings related to the Company Parties and their respective Related Parties (the parties entitled to indemnification pursuant to this clause (b), the “Sponsor and Seller Indemnitees” and, such indemnifiable claims or actions, the “Indemnifiable Claims”) and, if the Company Parties elect not to defend any Indemnifiable Claims, shall reimburse each Sponsor and Seller Indemnitee for all reasonable and documented out-of-pocket expenses incurred by such Sponsor and Seller Indemnitee in investigating, preparing, pursuing or defending any such Indemnifiable Claim. Upon any Sponsor and Seller Indemnitee becoming aware of any claim or action which may give rise to a claim for indemnification under this Section 5, such Sponsor and Seller Indemnitee shall promptly (and in any event within ten (10) calendar days thereof) notify IWCO thereof in writing (a “Claim Notice”), stating in reasonable detail the nature and basis of each claim made and, to the extent known, the amount thereof, along with copies of all relevant documents received by such Sponsor and Seller Indemnitee (but the failure so to notify shall not relieve the Company Parties from any liability which they may have under this Section 5(b) unless such failure materially prejudices the Company Parties). The Company Parties shall have the right within thirty (30) calendar days from its receipt of the Claim Notice (the “Notice Period”), at their option and at sole expense, to assume and control the defense, settlement and prosecution of the Indemnifiable Claims with the representation of counsel of its choice and shall notify the Sponsor and Seller Indemnitees in writing within the Notice Period whether or not IWCO shall undertake such assumption and control. If the Company Parties undertake to assume and control defense, settlement and prosecution of an Indemnifiable Claim, the Company Parties shall not agree to any settlement, compromise or discharge in respect of such Indemnifiable Claim unless such settlement, compromise or discharge (i) is entirely indemnifiable by the Company Parties, (ii) includes, as an unconditional term thereof, the giving by the person or persons asserting such Indemnifiable Claim to the Sponsor and Seller Indemnitees of an unconditional release from all liabilities with respect to such Indemnifiable Claim, and (iii) does not impose any injunctive relief or other restrictions of any kind or nature on the Sponsor and Seller Indemnitees. In connection therewith, the Sponsor and Seller Indemnitees shall reasonably cooperate with IWCO and such counsel in their preparation and conduct of such defense and shall provide IWCO and its counsel with such documents and information relating thereto as IWCO or such counsel may reasonably request. If any Sponsor and Seller Indemnitees desires to participate in any such defense, settlement and/or prosecution, it may do so at its sole cost and expense. In no event shall any Sponsor and Seller Indemnitee consent to the entry of any judgment on or enter into any settlement with respect to any Indemnifiable Claim without the prior written consent of IWCO.

(c) Any Andersen Claim Indemnitee or Sponsor and Seller Indemnitee seeking indemnification under this Section 5 shall use commercially reasonable efforts to pursue and collect any insurance proceeds or other sources of recovery available with respect to an indemnified matter hereunder. Any amounts subject to indemnification under this Section 5 shall be decreased by any amounts actually recovered by the applicable Andersen Claim Indemnitee or Sponsor and Seller Indemnitee under applicable insurance policies or any other source alleged to be responsible therefor. If such Andersen Claim Indemnitee or Sponsor and Seller Indemnitee actually receives any amounts under applicable insurance policies, or from any other source alleged to be responsible therefor, such Andersen Claim Indemnitee or Sponsor and Seller Indemnitee shall promptly reimburse the Company Parties for any payment made or expense incurred by the Company Parties in connection with providing such indemnification payment up to the amount received by such Andersen Claim Indemnitee or Sponsor and Seller Indemnitee.

(d) Notwithstanding anything herein to the contrary, in no event shall any Andersen Claim Indemnitee or Sponsor and Seller Indemnitee be entitled to any indemnification pursuant to this Section 5 for any claims or causes of action related to such person’s fraud or willful misconduct (excluding avoidance actions, fraudulent conveyance claims or other similar claims).

6. Non-Solicitation. For a period of two years after the Effective Date, each of Seller and Sponsor shall not, and shall not permit any of their respective affiliates to, directly or indirectly: (a) solicit or encourage any employee, director, manager or consultant of the Company Parties to leave the employment or other service of the Company Parties; or (b) hire any employee of the Company Parties who has left the employment of the Company Parties within the one-year period following the termination of such person’s employment with the Company Parties; provided, however, that the foregoing provision shall not prevent Seller, Sponsor, or their respective affiliates from soliciting for employment or hiring (i) any person (so long as such person’s employment with the Company Parties terminated more than six months prior) who responds to a general solicitation of employment not specifically targeted at the Company Parties, their employees or such person or (ii) on or after March 12, 2022, such individuals listed in Schedule 6 hereto. Notwithstanding the foregoing, the current appointment of John Ashe as the Chairman of the Board of Lucas-Milhaupt, Inc. or any of its subsidiaries, shall not constitute a breach of this Section 6.

7. Prohibition on Use of Names. After the Effective Date, without Buyer’s prior written consent, Sponsor and Seller shall not use commercially, and shall cause their respective affiliates not to use and to cease using commercially, directly or indirectly, “IWCO,” “Instant Web” and any like names or combinations of words or derivations thereof or any names or marks confusingly similar thereto, except as required by applicable federal or state law, regulation or securities exchange rule.

8. Records; Shared Contracts. On the Effective Date, Seller shall use commercially reasonable efforts to make available and turn over to Buyer and the Company Parties any agreements, records or other documents (whether physical or electronic) held by them or their respective affiliates relating to the Company Parties or the business operated by the Company Parties. If it is discovered after the Effective Date by Seller, Buyer or any of the Company Parties that any such agreements, records or other documents (whether physical or electronic) were not provided to Buyer and the Company Parties, and Seller shall upon such discovery (or notice thereof) reasonably promptly make available and turn over any such agreements, records or other documents (whether physical or electronic) to Buyer and the Company Parties. Seller, Buyer and the Company Parties acknowledge that Seller is party to certain agreements that benefit one or more of the Company Parties, including, without limitation, agreements between Seller and Microsoft Corporation or one or more of its affiliates (collectively, and, for the avoidance of doubt, including any such agreements identified by any of Seller, Buyer or the Company Parties after the Effective Date, the “Shared Contracts”). At Buyer’s request, from and after the Effective Date until the date that is six months from the Effective Date (provided, such date shall be extended for any Shared Contract identified after the Effective Date to the date that is six months after the date Buyer and the Company Parties become aware of such Shared Contract, but in no event later than 12 months following the Effective Date), Seller shall reasonably cooperate with Buyer and the Company Parties in their efforts to obtain separate agreements that provide the Company Parties substantially similar rights and obligations as those contained in the Shared Contracts, including, without limitation, notifying the counterparties under Shared Contracts of the Restructuring and facilitating communications between Buyer, the Company Parties and such counterparties; provided, that the Seller shall not be required to pay or commit to pay any amount in connection with such cooperation. Seller shall consult with Buyer and the Company Parties on how to pursue such efforts related to the Shared Contracts and give Buyer and the Company Parties the opportunity to review and comment on material written communications with counterparties to the Shared Contracts in connection therewith. Until the earlier of the date that is six months from the Effective Date (provided, such date shall be extended for any Shared Contract identified after the Effective Date to the date that is six months after the date Buyer and the Company Parties become aware of such Shared Contract, but in no event later than 12 months following the Effective Date) and the date that such separate agreements can be effected, to the extent permissible under the terms of such Shared Contract, Seller shall, at the Company Parties’ sole cost and expense, provide the applicable Company Party with the benefits of such Shared Contract to put the Company Parties in the same position as if such Shared Contract were separated as contemplated in this Section 8 prior to the Effective Time.

9. Entire Agreement; Assignment; Third Party Beneficiaries. This Agreement, together with the Financing Agreement, the Subordinated Note, the Termination Agreement and the other Restructuring Documents, embodies the complete agreement and understanding among the Parties with respect to the subject matter addressed herein, and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement shall not be assigned by any Party without the prior written consent of each other Party and any attempted assignment without such required consent shall be null and void. Each Seller and D&O Released Party, Company and Lender Released Party and Lender Released Party that is not a party hereto is an express third party beneficiary of this Agreement.

10. Tax Matters. At the reasonable request of any Party, the Parties will fully cooperate with each other in connection with (i) any Tax matters (including the provision of reasonably relevant records or information) to enable each other to prepare, file and defend any tax returns; (ii) the preparation of financial statements and handling of any financial audit; or (iii) any governmental or regulatory inquiry or proceeding. The Party requesting such cooperation will pay the reasonable out-of-pocket expenses of the other Party. However, in no case will Seller be required to share with Buyer any tax returns other than tax returns filed for the Company on a separate basis. Neither Buyer or Buyer’s affiliates (including the Company Entities after the Effective Date) shall take any actions (including without limitation arising from tax elections) on the Effective Date outside the ordinary course of business to the extent it could be reasonably be expected to result in an additional tax liability to Seller under applicable tax laws. The Parties agree to allocate any such actions to the following day under the next day rule pursuant to Treasury Regulation 1.1502-76(b)(1)(ii)(B).

11. Amendment; Waiver. No part of this Agreement may be changed except in writing executed by each of the Parties. No breach of any provision of this Agreement may be waived unless such waiver is in writing and signed by the Party waiving such breach. The waiver of a breach of any provision of this Agreement shall not be deemed to be a waiver of any other breach hereof.

12. Interpretation. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect if the essential terms and conditions of this Agreement for each Party remain valid, binding and enforceable.

13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties hereto irrevocably and unconditionally agrees for itself that any legal action, suit, or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit, or proceeding, shall be brought, to the extent possible, in either the United States District Court for the Southern District of New York or any New York State court sitting in New York City. By execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any New York State court sitting in New York City, generally and unconditionally, with respect to any such action, suit, or proceeding, and waives any objection it may have to venue or the convenience of the forum.

14. Expenses. The Company Parties shall pay (a) all reasonable costs, fees and expenses of the Agent (including reasonable fees and expenses of its counsel, KTBS Law LLP) and (b) all of the reasonable costs, fees and expenses of Seller and its affiliates (including reasonable fees and expenses of its counsel, White & Case LLP, and its financial advisor, Houlihan Capital LLC) in an aggregate amount not to exceed $250,000, in each case, in connection with the negotiation, preparation, documentation and consummation of the Restructuring. Except as otherwise expressly provided herein, each Party shall bear its own expenses and costs, including the fees of any attorney retained by it, incurred in connection in connection with the negotiation, preparation, documentation and consummation of the Restructuring.

15. Counterparts; Facsimile and Email. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. Facsimile counterpart signatures or counterpart signatures delivered by email, in each case, to this Agreement shall be acceptable and binding.

16. Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its terms and each person or entity having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law. All such rights and remedies shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

17. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH OR IN RESPECT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY OR ARISING OUT OF ANY EXERCISE BY ANY PARTY OF ITS RIGHTS UNDER THIS AGREEMENT OR IN ANY WAY RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND WITH RESPECT TO ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER OF RIGHT TO TRIAL BY JURY IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 16 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

18. No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Transaction Agreement as of the Effective Date.

COMPANY PARTIES:

IWCO DIRECT HOLDINGS INC.
INSTANT WEB, LLC
UNITED MAILING, INC.
VICTORY ENVELOPE, INC.
IWCO DIRECT NEW YORK, INC.
IWCO DIRECT NORTH CAROLINA, INC.
IWCO DIRECT TWIN, LLC

By:	/s/ John Ashe
Name: John Ashe
Title: Chief Executive Officer

[SIGNATURE PAGE TO TRANSACTION AGREEMENT]

AGENT:

cerberus business finance, llc

By:	/s/ Eric Miller
Name: Eric Miller
Title: Senior Managing Director

[SIGNATURE PAGE TO TRANSACTION AGREEMENT]

LENDERS:

CERBERUS CAVALIERS LEVERED LOAN
OPPORTUNITIES FUND, LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS FSBA HOLDINGS LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS KRS LEVERED LOAN
OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS LEVERED LOAN OPPORTUNITIES FUND III, L.P.
By: Cerberus Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS ND CREDIT HOLDINGS LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

[Signature Page to Transaction Agreement]

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS OFFSHORE LEVERED LOAN
OPPORTUNITIES MASTER FUND III, L.P.
By: Cerberus Offshore Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS PSERS LEVERED
LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus PSERS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS REDWOOD LEVERED LOAN
OPPORTUNITIES FUND A, L.P.
By: Cerberus Redwood Levered Opportunities GP A, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

[Signature Page to Transaction Agreement]

CERBERUS REDWOOD LEVERED LOAN
OPPORTUNITIES FUND B, L.P.
By: Cerberus Redwood Levered Opportunities GP B, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS SWC LEVERED HOLDINGS LP
By: CSL Holdings GP LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS ASRS HOLDINGS LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS CAVALIERS LEVERED II LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS FSBA LEVERED LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

[Signature Page to Transaction Agreement]

CERBERUS LOAN FUNDING XXII L.P.
By: Cerberus LFGP XXII, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXXV L.P.
By: Cerberus LFGP XXXV, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXXIV L.P.
By: Cerberus LFGP XXXIV, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS ND LEVERED LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS LFGP XIX, LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

[Signature Page to Transaction Agreement]

CERBERUS N-1 FUNDING LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS LOAN FUNDING XXXVI L.P.
By: Cerberus LFGP XXXVI, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXV L.P.
By: Cerberus LFGP XXV, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS PSERS LEVERED LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Vice President

CERBERUS LOAN FUNDING XXVI L.P.
By: Cerberus LFGP XXVI, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

[Signature Page to Transaction Agreement]

CERBERUS REDWOOD LEVERED B LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS ASRS FUNDING LLC

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXIV L.P.
By: Cerberus LFGP XXIV, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXVII L.P.
By: Cerberus LFGP XXVII, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

CERBERUS ICQ OFFSHORE LOAN
OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus ICQ Offshore Levered GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

[Signature Page to Transaction Agreement]

CERBERUS PNC SENIOR LOAN FUND, L.P.
By: Cerberus PSL GP, LLC
Its: General Partner

By:	/s/ Eric Miller
Name:	Eric Miller
Title:	Senior Managing Director

[Signature Page to Transaction Agreement]

CION INVESTMENT CORPORATION

By:	/s/ Gregg Bresner
Name:	Gregg Bresner
Title:	Chief Investment Officer

MURRAY HILL FUNDING II, LLC

By:	/s/ Gregg Bresner
Name:	Gregg Bresner
Title:	Chief Investment Officer

34TH STREET FUNDING, LLC

By:	/s/ Gregg Bresner
Name:	Gregg Bresner
Title:	Chief Investment Officer

[Signature Page to Transaction Agreement]

MGG (BVI) LIMITED

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

MGG SF DRAWDOWN MASTER FUND (CAYMAN) LP

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

MGG SF DRAWDOWN UNLEVERED FUND II LP

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

MGG SF DRAWDOWN UNLEVERED FUND LP

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

MGG SF DRAWDOWN UNLEVERED MASTER
FUND II (CAYMAN) LP

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

MGG SF EVERGREEN MASTER FUND (CAYMAN) LP

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

[Signature Page to Transaction Agreement]

MGG SF EVERGREEN UNLEVERED FUND LP

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

MGG SF EVERGREEN UNLEVERED MASTER
FUND II (CAYMAN) LP

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

MGG INSURANCE FUND SERIES INTERESTS OF
THE SALI MULTI-SERIES FUND, L.P.

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

MGG OFFSHORE FUNDING I, LLC

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

[Signature Page to Transaction Agreement]

SELLER:

STEEL CONNECT, INC.

By:	/s/ Jason Wong
Name: Jason Wong
Title: CFO

SPONSOR:

SPH GROUP HOLDINGS LLC

By:	/s/ Gordon Walker
Name: Gordon Walker
Title: Senior Vice President

[SIGNATURE PAGE TO TRANSACTION AGREEMENT]

BUYER:

INSTANT WEB HOLDINGS, LLC

By:	Cerberus Levered Loan Opportunities Fund III, L.P.
Its:	Managing Member

By:	Cerberus Levered Opportunities III GP, LLC
Its:	General Partner

By:	/s/ Joseph Naccarato
	Name:	Joseph Naccarato
	Title:	Senior Managing Director

[SIGNATURE PAGE TO TRANSACTION AGREEMENT]

PARTICIPATING LENDERS:

CERBERUS LOAN FUNDING XXXVI L.P.
By: Cerberus LFGP XXXVI, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXXIV L.P.
By: Cerberus LFGP XXXIV, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS ASRS FUNDING LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Vice President

CERBERUS LOAN FUNDING XXIV L.P.
By: Cerberus LFGP XXIV, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

[Signature Page to Transaction Agreement]

CERBERUS LOAN FUNDING XXV L.P.
By: Cerberus LFGP XXV, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS ND LEVERED LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS SWC LEVERED HOLDINGS LP
By: CSL Holdings GP LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS ICQ OFFSHORE LOAN
OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus ICQ Offshore Levered GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXII L.P.
By: Cerberus LFGP XXII, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

[Signature Page to Transaction Agreement]

CERBERUS PSERS LEVERED LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Vice President

CERBERUS LOAN FUNDING XXVI L.P.
By: Cerberus LFGP XXVI, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS LOAN FUNDING XXVII L.P.
By: Cerberus LFGP XXVII, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS FSBA HOLDINGS LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Vice President

CERBERUS LOAN FUNDING XXXV L.P.
By: Cerberus LFGP XXXV, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

[Signature Page to Transaction Agreement]

CERBERUS CAVALIERS LEVERED II LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Vice President

CERBERUS REDWOOD LEVERED B LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS LFGP XIX, LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS OFFSHORE LEVERED LOAN
OPPORTUNITIES MASTER FUND III, L.P.
By: Cerberus Offshore Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS ASRS HOLDINGS LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Vice President

[Signature Page to Transaction Agreement]

CERBERUS LEVERED LOAN OPPORTUNITIES FUND III, L.P.
By: Cerberus Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS PSERS LEVERED
LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus PSERS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS NJ CREDIT OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS FSBA HOLDINGS LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Vice President

CERBERUS ND CREDIT HOLDINGS LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Vice President

[Signature Page to Transaction Agreement]

CERBERUS REDWOOD LEVERED LOAN
OPPORTUNITIES FUND A, L.P.
By: Cerberus Redwood Levered Opportunities GP A, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS REDWOOD LEVERED LOAN
OPPORTUNITIES FUND B, L.P.
By: Cerberus Redwood Levered Opportunities GP B, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS KRS LEVERED LOAN
OPPORTUNITIES FUND, L.P.

By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Senior Managing Director

CERBERUS CAVALIERS LEVERED LOAN
OPPORTUNITIES FUND, LLC

By:	/s/ Joseph Naccarato
Name:	Joseph Naccarato
Title:	Vice President

[Signature Page to Transaction Agreement]

CION INVESTMENT CORPORATION

By:	/s/ Gregg Bresner
Name:	Gregg Bresner
Title:	Chief Investment Officer

[Signature Page to Transaction Agreement]

MGG SPV XXIII LLC

By:	/s/ Kevin Griffin
Name:	Kevin Griffin
Title:	CEO and CIO

[Signature Page to Transaction Agreement]

SCHEDULE 1(d)(ii)

Intercompany Management Services Agreement, dated as of October 1, 2018, by and among Seller, Instant Web and Steel Connect

Tax Sharing Agreement, dated as of December 15, 2017, by and among Steel Connect, Seller and Instant Web

SCHEDULE 3(b)(iv)(B)

Brown Rudnick LLP